SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2019
Disclosure of non-adjusting events after reporting period [abstract]
SUBSEQUENT EVENTS
SUBSEQUENT EVENTS
On February 21, 2020, the company completed the public offering of $600 million notes due 2050. The notes have a coupon of 3.45%. The net proceeds from the issuance was partially used in exercising the right to redeem the $269 million (C$350 million), 5.30% notes outstanding, due on March 1, 2021.
Subsequent to December 31, 2019, the Board of Directors also approved a three-for-two stock split of the company’s outstanding Class A Shares. The stock dividend will be payable on April 1, 2020 to shareholders of record at the close of business on February 28, 2020. Fractional shares will be paid in cash based on the closing price of the Class A Shares on the Toronto Stock Exchange on the record date.
Subsequent to December 31, 2019, financial markets have been negatively impacted by the novel Coronavirus or COVID-19 pandemic, which has resulted in economic uncertainty. The company is not able to predict or forecast the extent and duration of the economic uncertainty, and consequently, it is difficult to reliably measure the potential impact of this uncertainty on future financial results.